Exhibit 10.16

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is dated and effective as of March 18, 2016, and constitutes an amendment to that certain Purchase and Sale Agreement effective as of February 19, 2016 (the “Original Agreement’’), by and between FAIRFIELD AVENUE PARKING CORPORATION (“Seller”), a Connecticut corporation, and MVP BRIDGEPORT FAIRFIELD GARAGE, LLC (“Buyer”), a Delaware limited liability company.

RECITALS

Buyer and Seller wish to amend the Original Agreement on the following terms and conditions.

NOW, THEREFORE, in consideration of the covenants set forth in this Amendment and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Buyer and Seller hereby agree to amend the Original Agreement as follows:

AGREEMENT

1. Additional Covenants of Seller. Section 7 of the Original Agreement shall be amended by adding the following:

(f) Seller shall use commercially reasonable efforts to deliver to Buyer on or before March 28, 2016, the following:

(i) An executed estoppel certificate, substantially in the form attached hereto as Exhibit “F”, for the following tenants/licensee:

A.	United States of America, Army National Guard

B.	Sono Travel, Inc. dba Servical Gonzalez Agency

C.	Antinozzi Associates

D.	State of Connecticut Forstone Lafayette, LLC

E.	323 Fairfield Avenue, LLC

F.	Forstone 100, LLC

2. Obligations at or Before Closing. Section 9(a)(ii) of the Original Agreement shall be amended as follows (changes are in bold italics):

(ii) At the Closing, execute and deliver to Buyer (A) Seller’s special warranty deed (the “Deed”) for the Real Property, in recordable form, in the form attached hereto as Exhibit “G”“(B) an assignment of Seller’s rights under the Leases in the form attached hereto as Exhibit “H”, (C) a bill of sale for the Tangible Personal Property in the form attached hereto as Exhibit “I”, (D) an assignment of the Intangible Property, (E) the FIRPTA Certificate, (F) a standard affidavit to the Title Company and such additional customary documents as shall be generally and customarily required by the Title Company to issue title policies

(it being understood, however, that none of the foregoing shall impose any obligation, liability or expense (contingent or otherwise) upon Seller in addition to that provided for pursuant to the other terms of this Agreement), (G) the most recent 2016 year to date Income Statement; and

3. Ratification. Except as modified hereby, the Original Agreement is hereby ratified and affirmed by Buyer and Seller and remains in full force and effect.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

SELLER:

FAIRFIELD AVENUE PARKING CORPORATION

By:

		Name:	STEVEN C. THOMAS
Date:	MARCH 18, 2016	Title:	PRESIDENT

PURCHASER:

MVP BRIDGEPORT FAIRFIELD GARAGE, LLC
a Delaware limited liability company

		By:	MVP Realty Advisors, LLC
A Nevada limited liability company, its Manager

By:

		Name:	Michael Shustek
Date:	3/18/16	Title:	Manager

EXHIBIT F

TENANT ESTOPPEL CERTIFICATE

Upon completion, please return to:

MVP BRIDGEPORT FAIRFIELD GARAGE, LLC

8880 West Sunset Road

Suite 240

Las Vegas, NV 89148

Attn: Craig D. Burr, Esq.

Today’s Date:                      Lease Date:

Lease Commencement Date:                      Lease Expiration Date:

Dates of Amendments or Modifications:

Property Address: 300 Fairfield Avenue, Bridgeport, Connecticut

Landlord: Fairfield Avenue Parking Corporation

Tenant:

Leased Premises: Parking Spaces: #             or Office Space Sq. Ft.

Monthly Rental: $             Annual Rental: $

Security Deposit Paid: $

Portion of Deposit previously applied by Landlord: $

Are CAMs assessed: Y or N

Amount of Financial Reimbursement/Rent Free Periods/Rent Concessions owed from Landlord, if any: $

The Lease is [        ] or is not [        ] guaranteed. A copy of each guaranty is attached as Exhibit A.

The undersigned states that he/she is fully authorized on behalf of the Tenant in the above-described Lease to execute this letter and hereby certifies to MVP Bridgeport Fairfield Garage, LLC, that the information set forth herein is true and accurate.

1. An accurate and complete copy of Tenant’s lease agreement (the “Lease”) is attached as Exhibit B. The Lease is in full force and effect; there are no other promises, agreements, understandings or commitments between Landlord and Tenant relating to the Leased Premises; and Tenant is open for business and/or in operation in the Leased Premises and has not given Landlord any notice of termination thereunder. Tenant has not assigned, sublet, encumbered or otherwise transferred all or any part of the Leased Premises or the Lease.

2. To the best of Tenant’s knowledge and belief, no uncured default, event of default, or breach by Landlord or Tenant currently exists under the Lease. Tenant has no claim against Landlord under the Lease and no offset or defense to the enforcement of the terms of the Lease.

3. Tenant is obligated to pay rent at the rate set forth in the Lease. Tenant has not prepaid any rent or other amounts to Landlord other than rent and other charges due and payable in the calendar month of this certification.

4. In connection with its use and occupancy of the Leased Premises, Tenant is not and will not become engaged in the production, release or storage of hazardous or toxic substances which pose a substantial risk of imminent damage to public health or safety or to the environment.

5. Tenant is not currently a debtor in any bankruptcy, reorganization, arrangement or insolvency proceedings.

6. Tenant has no options, rights of first refusal, expansion rights, relocation rights, purchase rights, termination, or exclusive business rights except as follows:

TENANT:

By:
Name:
Title:

GUARANTOR:

By:
Name:
Title:

EXHIBIT A TO TENANT ESTOPPEL CERTIFICATE

(Attach copy of Guaranty)

EXHIBIT B TO TENANT ESTOPPEL CERTIFICATE

(Attach copy of Lease)

EXHIBIT G

DEED

To be provided by seller

EXHIBIT H

Assignment and Assumption Agreement

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment and Assumption Agreement”) is made and entered into as of the      day of             , 2016, by and between FAIRFIELD AVENUE PARKING COPORATION (“Assignor”), and MVP BRIDGEPORT FAIRFIELD GARAGE, LLC (“Assignee”).

RECITALS:

This Assignment and Assumption Agreement is made with reference to the following facts:

A. Concurrently herewith, Assignor is conveying to Assignee by a good and sufficient Deed all of the Assignor’s right, title, interest and estate in and to certain real property known as 300 Fairfield Avenue, Bridgeport, Connecticut (the “Property”). Pursuant to that certain Purchase and Sale Agreement dated on or about February 19, 2016, as amended from time to time, by and between Assignor and Assignee (the “Purchase and Sale Agreement”), Assignor is also transferring to Assignee its interest in those certain lease agreements pertaining to the Property (the “Leases”) as set forth on Exhibit “1” attached hereto and incorporated herein by this reference.

B. Assignor desires to assign to Assignee and Assignee desires to accept and assume all of Assignor’s right, title and interest in and to the Leases.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Assignor hereby sells, transfers, assigns and delegates unto Assignee, its successors and assigns, all of Assignor’s right, title, interest, duties and obligations in, to and under the Leases together with any security deposits and other deposits and escrows in the amounts set forth in the Leases, but excluding any and all claims against tenants under the Leases for past due rents or otherwise.

2. Assignee hereby accepts the assignment of Leases and agrees to assume and perform all covenants and obligations required of Assignor thereunder occurring or accruing from and after the date hereof. Assignee covenants and agrees to indemnify, save, and hold harmless Assignor from and against any and all loss, liability, claims, or causes of action existing in favor of or asserted by the lessees under the leases arising out of or relating to causes of action occurring from and after the date hereof and arising from or related to the leases or the obligations of the lessor thereunder. Assignor hereby agrees to indemnify and hold Assignee harmless from and against losses incurred by Assignee as a result of claims brought against Assignee, as Assignor’s successor in interest to the Leases, relating to causes of action arising prior to the date hereof from a breach of the obligations of the lessor under the Leases.

3. Assignor hereby agrees to deliver to Assignee all rents and other amounts due under the Leases paid to Assignor under any of the Leases within fifteen (15) business days of receipt thereof.

4. Assignee hereby acknowledges and confirms receipt of those certain security deposits and escrows, if any, listed on Exhibit “1” attached hereto.

5. The parties hereto agree to execute such further documents and agreements as may be necessary or appropriate to effectuate the purposes of this Assignment and Assumption Agreement.

6. This Assignment and Assumption Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

7. This Assignment and Assumption Agreement may be executed in multiple counterparts, and all such executed counterparts shall constitute the same agreement. It shall not be necessary that the signatures of all parties be contained on any one counterpart. It shall be necessary to account for only one such counterpart in proving the existence or terms of this Assignment and Assumption Agreement.

8. As used in this Assignment and Assumption Agreement, the singular number shall include the plural and the plural shall include the singular, and the use of any gender shall be applicable to all genders, unless the context would clearly not admit such construction.

9. This Assignment and Assumption Agreement constitutes a contract made under and shall be construed and interpreted in accordance with the laws of the State in which the Property is located.

10. Capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase and Sale Agreement.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date first above written.

SELLER:

FAIRFIELD AVENUE PARKING CORPORATION

By:
Name:
Title:

PURCHASER:

MVP BRIDGEPORT FAIRFIELD GARAGE, LLC
a Delaware limited liability company

By:	MVP Realty Advisors, LLC
A Nevada limited liability company, its Manager

By:
Name:	Michael Shustek
Title:	Manager

EXHIBIT 1 TO ASSIGNMENT AND ASSUMPTION AGREEMENT

EXHIBIT I

Form of Bill of Sale

BILL OF SALE

FAIRFIELD AVENUE PARKING COPORATION (“Seller”), in consideration of Ten and No/100ths Dollars ($10.00), receipt of which is hereby acknowledged, does hereby sell, assign, transfer, convey, bargain, set over and deliver to MVP BRIDGEPORT FAIRFIELD GARAGE, LLC. (“Buyer”), all of Seller’s right, title and interest in the following described personal property, to wit:

All (i) tangible personal property including, but not limited to, the furniture, fixtures, equipment, machines, apparatus, supplies and personal property, of every nature and description, if any, and (ii) intangible personal property including, but not limited to, permits, approvals, privileges, claims, licenses and authorizations, of any kind relating in any way to the improvement, ownership, management, operation, occupancy or use of the real estate known as 300 Fairfield Avenue, Bridgeport, Connecticut, which real estate is legally described on Exhibit A attached hereto and made a part hereof (the “Real Estate”).

This transfer is made without representation, warranty or guaranty by, or recourse against, Seller of any kind whatsoever.

This Bill of Sale shall inure to the benefit of, and be binding upon, the respective legal representatives, successors and assigns of the parties hereto.

[Signatures follow on next page]

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed by their duly authorized representatives under seal this      day of             , 2016.

SELLER:

SELLER:

FAIRFIELD AVENUE PARKING CORPORATION

By:
Name:
Title:

EXHIBIT A TO BILL OF SALE

The Real Estate